UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):  May 13, 2005
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                             AGU Entertainment Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        005-79752                                       84-1557072
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(Commission File Number)                     (IRS Employer Identification No.)


3200 West Oakland Park Blvd., Lauderdale Lakes, Florida                33311
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       (Address of Principal Executive Offices)                     (Zip Code)

                                 (954) 714-8100
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

         This document may include a number of "forward-looking statements" as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements reflect management's current views with respect to future events and financial performance and include statements regarding management's intent, belief or current expectations, which are based upon assumptions about future conditions that may prove to be inaccurate. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, involve risk and uncertainties, and that as a result, actual results may differ materially from those contemplated by such forward-looking statements. Such risks include, among other things, the volatile and competitive markets in which we operate, our limited operating history, our limited financial resources, our ability to manage our growth and the lack of an established trading market for our securities. When considering forward-looking statements, readers are urged to carefully review and consider the various disclosures, including risk factors and their cautionary statements, made by us in this document and in our reports filed with the Securities and Exchange Commission.

Item 1.01         Entry into a Material Definitive Agreement.

Mitchell Letter Agreement

           On May 13, 2005, AGU Entertainment Corp. (the "Company") entered into a letter agreement, dated as of April 29, 2005 (the "Mitchell Letter Agreement"), with Mitchell Entertainment Company ("Mitchell"). Mitchell is a principal security holder of the Company, owning debt convertible into approximately 14.6% of the Company's outstanding common stock.

           On April 29, 2005, Mitchell advanced an additional $100,000 to the Company, which , pursuant to the terms of the Mitchell Letter Agreement, is secured by the Mortgage Deed and Security Agreement, effective as of December 20, 2004, by and between the Company and Mitchell. Pursuant to the terms of the Mitchell Letter Agreement, the Company agreed that the $100,000 advance by Mitchell to the Company on April 29, 2005, the $145,000 advance by Mitchell to the Company on April 14, 2005, the interest installments under the Mitchell Note (as defined below) due April 1, 2005 and May 1, 2005, the legal fees incurred by Mitchell in connection with the $145,000 advance, together with the interest due on all of the foregoing would bear interest at the default rate of 18% provided in the 10% Secured Convertible Note issued to Mitchell on December 22, 2004 (the "Mitchell Note"), and be due and payable on August 1, 2005. The prompt and full payment of each of the above obligations has been guaranteed by David Levy, President of the Company, and his wife, Donna Levy.

           Pursuant to the terms of the Mitchell Letter Agreement, the Company also agreed to issue warrants to purchase an additional 100,000 shares of the Company's common stock at an exercise price of $1.50 per share under the same terms and conditions as the common stock purchase warrant previously issued to Mitchell. The warrants to be issued pursuant to the Mitchell Letter Agreement and agreed upon at the time of the $145,000 advance will be evidenced by a new common stock purchase warrant for an aggregate warrant to purchase 150,000 shares of the Company's common stock.

           In addition, the terms of the Mitchell Letter Agreement extended the filing and effectiveness deadlines of a registration statement related to the Mitchell Note and warrants under the Registration Rights Agreement, effective as of December 20, 2004, by and between the Company and Mitchell (the "Registration Rights Agreement"). The filing deadline has been extended to June 30, 2005 and the effectiveness deadline has been extended to November 30, 2005.

           See the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on December 29, 2004 for additional information regarding the Mitchell Note and common stock purchase warrant previously issued to Mitchell and the Registration Rights Agreement. See the Company's Current Report on Form 8-K/A filed with the Securities and Exchange Commission on April 28, 2005 for additional information regarding the terms of the $145,000 advance.

Solomon Letter Agreement

           On May 18, 2005, AGU Entertainment Corp. (the "Company") entered into a letter agreement, dated May 18, 2005, (the "Solomon Letter Agreement"), with Michael Jay Solomon pursuant to which Mr. Solomon resigned, effective May 18, 2005, as Chairman of the Company's board of directors. Mr. Solomon owns approximately 3.6% of the Company's outstanding common stock.

           Pursuant to the terms of the Solomon Letter Agreement, (i) within 90 days of the date of the Solomon Letter Agreement, the Company agreed to reimburse Mr. Solomon for any out-of-pocket business expenses that were incurred by him in accordance with Company's past practices in connection with his services to the Company since January 1, 2005, and to pay Mr. Solomon $50,000,
(ii) Mr. Solomon agreed to waive any right for past due compensation owed to him for any services he performed as an officer of the Company for the period of January 1, 2003 through May 18, 2005, and (iii) the Company agreed to issue 111,566 shares of its common stock to Mr. Solomon.

           Pursuant to the terms of the Solomon Letter Agreement, the Company agreed to release Mr. Solomon from all of his actions that would not constitute a breach of his fiduciary duty taken on behalf of the Company and its subsidiaries, and Mr. Solomon agreed to release the Company from any and all actions arising out of his relationship with the Company, except for the obligations under the Solomon Letter Agreement. The Company also agreed to indemnify Mr. Solomon against all actions that he has taken as a director or officer of the Company or any of its subsidiaries to the extent permitted under Delaware law.

           Pursuant to the terms of the Solomon Letter Agreement, Mr. Solomon indicated his intent, with five business days from the date of the Solomon Letter Agreement, to make a definitive $12.0 million (consisting of $2.0 million in cash plus the assumption of $10.0 of indebtedness secured by the Lauderdale Property) offer to purchase the Company's real property located at 3200 West Oakland Park Boulevard in Lauderdale Lakes, Florida (the "Lauderdale Property"). Mr. Solomon will have 30 days from the date of such definitive offer to conduct due diligence and purchase the Lauderdale Property. During the 30-day due diligence period, the Company has the right to take additional offers on the Lauderdale Property. In the event Mr. Solomon decides to terminate any contract related to the purchase of the Lauderdale Property during or at the end of the due diligence period, he will not have any further liability to the Company under such contract. The Company has not made any definitive decision with respect to a potential sale of the Lauderdale Property, or any of its other assets.

           The foregoing brief summary of the agreements is not intended to be complete and is qualified in its entirety by reference to the agreements.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.

           See the disclosure in Item 1.01 above under Mitchell Letter
Agreement.


Item 3.02   Unregistered Sales of Equity Securities.

           The Company agreed to issue 111,566 shares of restricted common stock in connection with the matter described above. See the disclosure in Item 1.01 above. The Company maintains that the issuance of these securities is exempt under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

            See the disclosure in Item 1.01 above.

Item 9.01   Financial Statements and Exhibits.

           (c)    Exhibits.

                  10.1    Mitchell Letter Agreement, dated as of April 29, 2005.

                  10.2    Solomon Letter Agreement effective May 18, 2005.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 20, 2005                      AGU ENTERTAINMENT CORP.


                                            By:  /s/ John W. Poling
                                               -----------------------
                                            Name: John W. Poling
                                            Title:Chief Financial Officer